SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 16, 2012

APPIPHANY TECHNOLOGIES HOLDINGS CORP.

 (Exact name of Company as specified in its charter)

Nevada	333-167453	30-0678378
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

403 – 1630 Pandosy St. Kelowna, British Columbia Canada V1Y 1P7
(Address of principal executive offices)

Phone: (778) 478-9944
(Company’s Telephone Number)

Copy of all Communications to:

Carrillo Huettel, LLP

3033 Fifth Avenue, Suite 400

San Diego, CA 92103

Phone: 619.546.6100

Fax: 619.546.6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

APPIPHANY TECHNOLOGIES HOLDINGS CORP.

Form 8-K

Current Report

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 16, 2012, Appiphany Technologies Holdings Corp., a Nevada corporation (the “Company”) entered into a Consulting Agreement (the “Consulting Agreement”) with Garth Roy (“Mr. Roy”), pursuant to which Mr. Roy shall serve as a consultant to the Company and render advisory, business development and consulting services as per the terms of the Consulting Agreement, for a period of two (2) months.  In exchange, Mr. Roy shall receive a one-time issuance of sixty-five thousand (65,000) restricted shares of Common Stock of the Company.

The foregoing summary description of the terms of the Consulting Agreement may not contain all information that is of interest to the reader.  For further information regarding the terms and conditions of the Consulting Agreement, this reference is made to such agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

ITEM 3.02

UNREGISTERED SHARES OF EQUITY SECURITIES

On January 16, 2012, the Board of Directors of the Company authorized the issuance of nine hundred twenty thousand (920,000) restricted shares of the Company's Common Stock (the "Restricted Shares") to Jesse Keller, our President and Chief Executive Officer.  The Restricted Shares were issued as a one-time bonus for services rendered to the Company, and were valued at forty-six thousand dollars ($46,000) or $0.05 per share.

Exemption From Registration.  The shares of Common Stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended, (“Securities Act”), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act, based upon the following: (a) each of the persons to whom the shares of Common Stock were issued (each such person, an “Investor”) confirmed to the Company that it or he is an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities, (b) there was no public offering or general solicitation with respect to the offering of such shares, (c) each Investor was provided with certain disclosure materials and all other information requested with respect to the Company, (d) each Investor acknowledged that all securities being purchased were being purchased for investment intent and were “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description
10.1	Consulting Agreement between the Company and Garth Roy dated January 16, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPIPHANY TECHNOLOGIES HOLDINGS CORP.

Date: January 18, 2012	By: /s/ Jesse Keller
Jesse Keller
Chief Executive Officer & President